                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


     THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is made as
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of October 31, 2001, by and among CATEGORY 5 TECHNOLOGIES, INC., a Nevada corporation (the "Company"), and WILLIAM C. GIBBS, an individual ("Executive").
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                                    RECITALS:

     WHEREAS, on June 1, 2000, Company and Executive entered into that certain Employment Agreement, a copy of which is attached hereto as Annex I (the
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"Employment Agreement"); and
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     WHEREAS, Company and Executive desire to amend the Employment Agreement as provided in this Amendment to correct a typographical error in Section 2 of the Employment Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Company and Executive agree as follows:


     1.   Term. All References to December 31, 2003, in Section 2 shall be
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          deleted and replaced with December 31, 2004.

     2.   No Other Amendment. Except as expressly amended pursuant to this
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          Amendment, the terms of the Employment Agreement shall remain in full force and effect.

     3.   Counterparts. This Amendment may be executed in one or more
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          counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the Company and Executive have executed and delivered this Amendment as of the day and year first above written.

                                      CATEGORY 5 TECHNOLOGIES, INC.
                                      a Nevada corporation



                                      /s/ Mitchell Edwards
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                                      Name:  Mitchell Edwards
                                      Title:   President


                                      WILLIAM C. GIBBS
                                      an individual


                                      /s/ William C. Gibbs
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                                      William C. Gibbs